UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 25, 2019

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road, Andover, Massachusetts	01810
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

At the Annual Meeting of Shareholders held on October 23, 2019 (the “Annual Meeting”), James K. Bass, Michael A. Daniels, and Lisa S. Disbrow were elected as Class I Directors for a three-year term ending in 2022 and Barry R. Nearhos was elected as a Class III Director for a two-year term ending in 2021.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The final voting results for the Annual Meeting are as follows:

1.	Election of Directors:
Class I Directors:

James K. Bass

For:	49,363,259
Withheld:	809,646
Broker Non-Votes:	2,193,764

Michael A. Daniels

For:	45,337,884
Withheld:	4,835,021
Broker Non-Votes:	2,193,764

Lisa S. Disbrow

For:	49,366,942
Withheld:	805,963
Broker Non-Votes:	2,193,764

Class III Director:

Barry R. Nearhos

For:	49,390,704
Withheld:	782,201
Broker Non-Votes:	2,193,764

2.	Advisory vote to approve the compensation of the Company’s named executive officers for fiscal year 2019:

For:	49,901,532
Against:	251,037
Abstain:	20,336
Broker Non-Votes:	2,193,764

3.	Ratification of KPMG LLP as independent registered public accounting firm for the fiscal year ending July 3, 2020:

For:	51,772,989
Against:	587,206
Abstain:	6,474
Broker Non-Votes:	0

Item 8.01     Other Events.
The Company’s Board of Directors held a meeting at which it elected Vincent Vitto as Chairman of the Board and determined the composition of the Board committees for the upcoming year. The committees of the Board will be constituted as follows:

Audit Committee: William K. O’Brien (Chair), James K. Bass, Lisa S. Disbrow, and Barry R. Nearhos

Compensation Committee: Michael A. Daniels (Chair), Mary Louise Krakauer, and Vincent Vitto

Government Relations Committee: Lisa S. Disbrow (Chair), Mark Aslett, Michael A. Daniels, and Vincent Vitto

M&A and Finance Committee: Michael A. Daniels (Chair), James K. Bass, William K. O’Brien, and Vincent Vitto (alternate)

Nominating and Governance Committee: Vincent Vitto (Chair), Michael A. Daniels, and William K. O’Brien

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2019	MERCURY SYSTEMS, INC.

	By:	/s/ Michael D. Ruppert
Michael D. Ruppert
Executive Vice President, Chief Financial Officer, and Treasurer

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